UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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ASPEN GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aspen Group, Inc.

224 West 30th Street, Suite 604

New York, New York 10001

(914) 906-9159

To The Shareholders of Aspen Group, Inc.:

We are pleased to invite you to attend the 2014 Annual Meeting of the Shareholders of Aspen Group, Inc., which will be held at 4:00 p.m. on September 29, 2014 at the Hotel Pennsylvania, 401 Seventh Avenue (at 33rd Street), Penntop North Room, 18th Floor, New York, New York 10001, for the following purposes:

1.	To elect members to our Board of Directors;
2.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 120 million to 250 million shares;
3.	To approve and ratify the 2012 Equity Incentive Plan;
4.	To approve Aspen’s named executive officer compensation;
5.	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Aspen’s named executive officer compensation should be held every one, two or three years;
6.	To ratify the appointment of our independent registered public accounting firm for fiscal year 2015; and
7.	For the transaction of such other matters as may properly come before the Annual Meeting.

Aspen’s Board of Directors has fixed the close of business on July 31, 2014 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on September 29, 2014: This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 3:30 p.m.  Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Michael Mathews
Michael Mathews
Chairman

Dated: August 28, 2014

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Aspen Group, Inc.

224 West 30th Street, Suite 604

New York, New York 10001

(914) 906-9159

2014 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Aspen Group, Inc., a Delaware corporation, which we refer to as “Aspen,” Aspen Group,” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the 2014 Annual Meeting of Shareholders to be held at 4:00 p.m. on September 29, 2014 at the Hotel Pennsylvania, 401 Seventh Avenue (at 33rd Street), Penntop North Room, 18th Floor, New York, New York 10001. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about August 30, 2014. A copy of our Form 10-K for the year ended April 30, 2014 is being mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

Our Board has fixed the close of business on July 31, 2014 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 88,228,006 shares of common stock outstanding, not including 200,000 treasury shares which are not entitled to vote. Each share of Aspen common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Aspen has issued no preferred stock which is entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Action Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Aspen.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Aspen are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Aspen is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the Proposals. Because Proposal 2 requires a majority of our outstanding shares to vote “FOR” approval, a broker non-vote will adversely affect this proposal.

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your vote instruction form but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board on any non-routine matter. See the note below and the following question and answer.

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposals 1, 3, 4 and 5 are non-routine and Proposals 2 and 6 are routine.

How are abstentions treated?

Abstentions only have an effect on the outcome of any matter being voted on that requires the approval based on our total voting stock outstanding. Thus, abstentions have no effect on any of the proposals except for Proposal 2.

How Many Votes are Needed for Each Proposal to Pass, is Broker Discretionary Voting Allowed and what is the effect of an abstention?

Proposals	Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions on the Proposal
(1) To elect the board of directors	Plurality	No	Not applicable
(2) To approve the amendment to the Certificate of Incorporation to Increase the Authorized Shares	Majority of the outstanding voting shares	Yes	Vote against
(3) To approve and ratify the adoption of the 2007 Equity Incentive Plan	Majority of the votes cast	No	No effect*
(4) To approve named executive officer compensation	Majority of the votes cast	No	No effect*
(5) To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Aspen’s executive compensation, should be held every one, two or three years	Not applicable	No	No effect
(6) To ratify the appointment of our independent registered public accounting firm for fiscal 2015	Majority of the votes cast	Yes	No effect*

* Abstentions will reduce the number of affirmative votes, but not the required percentage, needed for the proposal to pass.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of Aspen, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Aspen Group, Inc., 224 West 30th Street, Suite 604, New York, New York 10001, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Aspen. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Mr. Michael Mathews and Mr. C. James Jensen, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, then Mr. Mathews, our Chairman of the Board, is authorized to adjourn the annual meeting until a quorum is present or represented.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Aspen stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: Aspen Group, Inc., 224 West 30th Street, Suite 604, New York, New York 10001, (914) 906-9159.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Aspen shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2015 Annual Meeting?

If you wish to submit a proposal to be considered at the 2015 Annual Meeting, the following is required:

•

For a shareholder proposal to be considered for inclusion in Aspen’s Proxy Statement and proxy card for the 2015 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” our Corporate Secretary must receive the written proposal no later than May 2, 2015, which is 120 calendar days prior to the anniversary date Aspen’s Proxy Statement was mailed to shareholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•

Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the 2015 Annual Meeting must do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in Aspen’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal not later than the close of business on the 120th day (or May 2, 2015) nor earlier than the close of business on the 150th day prior to the anniversary of the date on which Aspen released its proxy materials to its shareholders for this year’s Annual Meeting (or April 2, 2015); provided, however, that in the event that the date of the 2015 Annual Meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s Annual Meeting, for notice by the shareholder to be timely, such shareholder’s written notice must be delivered to the secretary not later than the close of business on the 90th day prior to the 2015 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, whichever is later. Your notice must contain the specific information set forth in our Bylaws.

•

Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2015 Annual Meeting.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Aspen Group, Inc., 224 West 30th Street, Suite 604, New York, New York 10001, Attention: Corporate Secretary.

We reserve the right to amend our Bylaws and any change will apply to the 2015 Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to our board of nominees set forth herein and the increase in authorized capital, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

The Board Recommends that Shareholders Vote “For” Proposal Nos. 1, 2, 3 4, 5 (every THREE years) and 6.

PROPOSAL 1. ELECTION OF DIRECTORS

We currently have nine members of our Board, all of whose terms will expire at this Annual Meeting. The Board proposes the election of the following nominees as directors:

Michael Mathews

Sanford Rich

Michael D’Anton

John Scheibelhoffer

David Pasi

Paul Schneier

C. James Jensen

Rick Solomon

Andrew Kaplan

All of the nominees listed above is currently a director of Aspen, have been nominated for election this year and have agreed to serve if elected. The nine persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table represents our Board of Directors as of the record date:

Name	Age	Position
Michael Mathews	52	Chairman of the Board
Michael D’Anton	56	Director
C. James Jensen	73	Director
Andrew Kaplan	48	Director
David Pasi	54	Director
Sanford Rich	56	Director
John Scheibelhoffer	52	Director
Paul Schneier	63	Director
Rick Solomon	53	Director

Board of Director Nominees

Michael Mathews has served as Aspen’s Chief Executive Officer and a director since the March 13, 2012 reverse merger, which we refer to as the “Reverse Merger,” and as Chief Executive Officer of Aspen University, Inc., our wholly-owned subsidiary, which we refer to as “Aspen University,” since May 2011. He served as Chief Executive Officer of interclick, inc. (Nasdaq: ICLK) from August 28, 2007 until January 31, 2011. From June 2007 until it was acquired by Yahoo, Inc. (NASDAQ: YHOO) in December 2011, Mr. Mathews also served as a director of interclick. From May 15, 2008 until June 30, 2008, Mr. Mathews served as the interim Chief Financial Officer of interclick. From 2004 to 2007, Mr. Mathews served as the senior vice-president of marketing and publisher services for World Avenue U.S.A., LLC, an Internet promotional marketing company. From March 2011 until October 2012, Mr. Mathews served as the Chairman and a consultant (and from December 1, 2011 through March 19, 2012 as Executive Chairman) for Wizard World, Inc. (Other OTC: WIZD). Mr. Mathews was selected to serve as a director due to his track record of success in managing early stage and growing businesses, his extensive knowledge of the online education Internet marketing industries and his knowledge of running and serving on the boards of public companies.

Michael D’Anton has served as a director of Aspen since the Reverse Merger and of Aspen University for approximately six years. Since 1988, Dr. D’Anton has been an ENT physician and surgeon at ENT Allergy Associates. Dr. D’Anton was selected as a director for his experience in growing and running a successful surgery center and his knowledge of Aspen University from serving as a director prior to the Reverse Merger.

C. James Jensen has served as a director of Aspen since the Reverse Merger and of Aspen University since May 2011. Since 1983, Mr. Jensen has been the managing partner of Mara Gateway Associates, L.P., a privately owned real estate investment company he co-founded. Since 2006, Mr. Jensen has been the co-managing partner of Stronghurst, LLC, which provides advisory and financial services to emerging growth companies. Since April 2011, Mr. Jensen has served as a director of Sugarmade, Inc. (OTC BB: SGMD). From April 2006 until March 2008, Mr. Jensen served as a director of Health Benefits Direct Corp. (OTC BB: HBDT). Mr. Jensen was selected a director due to his previous service on a public company board and his experience with entrepreneurial companies.

Andrew Kaplan has served as a director of Aspen since June 5, 2014. From 2000 through March 2014, Mr. Kaplan was a founder and partner in Quad Partners (“Quad”), a private equity firm focused exclusively on the education industry. During his tenure with Quad, Mr. Kaplan also served as a Managing Director of Quad College Group, the operational team focused on Quad’s postsecondary portfolio. Since March 2014, Mr. Kaplan has been a consultant to the education industry. Mr. Kaplan was selected as a director for his extensive knowledge of the educational industry. Through an entity he controls, Mr. Kaplan serves as s a consultant to Aspen.  See “Related Person Transactions.”

David Pasi has served as a director of Aspen since the Reverse Merger and of Aspen University since May 2011. Since December 2010, Mr. Pasi has been a registered investment advisor under Delta Financial Group. From August 2008 until August 2010, Mr. Pasi was a risk manager at Credit Suisse. From January 2004 until June 2008, Mr. Pasi was the risk manager at Citigroup, Inc. Mr. Pasi was selected as a director because of his financial background.

Sanford Rich has served as a director since March 13, 2012. Since November 2012, Mr. Rich has served as the Chief of Negotiations and Restructuring for the Pension Benefit Guaranty Corporation. From October 2011 to September 2012, Mr. Rich served as Chief Executive Officer of In The Car LLC. Mr. Rich served as a director of interclick from August 28, 2007 until June 5, 2009 and on its Audit Committee from August 2007 to June 2009. Since January 2008, Mr. Rich has served as Managing Director of Whitemarsh Capital Advisors, a broker-dealer. From May 2008 to February 2009, Mr. Rich was a Managing Director with Matrix USA LLC, a broker-dealer. Since April 2006, Mr. Rich has served as a director and Audit Committee Chairman for InsPro Technologies (OTC BB: ITCC). Mr. Rich was selected as a director for his 32 years of experience in the financial sector and his experience serving on the audit committees of public companies.

John Scheibelhoffer has served as a director of Aspen since the Reverse Merger and of Aspen University for approximately six years. Since 1996, Dr. Scheibelhoffer has been a physician and surgeon employed by ENT Allergy Associates. Dr. Scheibelhoffer was selected to serve as a director for his experience in running a successful surgery center and his knowledge of Aspen University from serving as a director member prior to the Reverse Merger.

Paul Schneier has served as a director of Aspen since the Reverse Merger and of Aspen University for approximately five years. Since April 2007, Mr. Schneier has been a Division President at PulteGroup, Inc. (NYSE: PHM), a homebuilding company. Prior to that, Mr. Schneier was a Division President at Beazer Homes USA, Inc. (NYSE: BZEH), a homebuilding company. Mr. Schneier was selected to serve as a director because of his management and legal background.

Rick Solomon has served as a director since March 10, 2014. From May 2009 until May 2014, Mr. Solomon served as a portfolio manager at Verition Fund, a multi-strategy, multi-manager investment platform.  Mr. Solomon was selected as a director for his experience in the investment industry.

Except for Dr. D’Anton and Mr. Pasi, who are brother-in-laws, there are no family relationships among our directors and/or executive officers.

Executive Officers

Name	Age	Position
Michael Mathews	52	Chief Executive Officer
Janet Gill	58	Chief Financial Officer
Dr. Cheri St. Arnauld	57	Chief Academic Officer
Gerald Wendolowski	29	Chief Operating Officer
Angela Siegel	35	Executive Vice President of Marketing

See above for Mr. Michael Mathews’ biography.

Janet Gill has been the Company’s interim Chief Financial Officer since March 11, 2014. From September 2012 until March 11, 2014, Ms. Gill was the Company’s Controller. From 2003 until August 2012, Ms. Gill was a consultant for Resources Global Professionals, a professional services firm that helps business leaders execute internal initiatives. Ms. Gill is a Certified Public Accountant (inactive) in New York.

Cheri St. Arnauld has been the Company’s Chief Academic Officer since March 6, 2014. From January 2012 until March 6, 2014, Dr. St. Arnauld was an educational consultant for the St. Arnauld Group. From August 2008 until January 2012, Dr. St. Arnauld was the Provost and Chief Academic Officer at Grand Canyon University.

Gerard Wendolowski has been the Company’s Chief Operating Officer since March 11, 2014. Since May 2011, Mr. Wendolowski has been the Senior Vice President of Marketing and Business Development at Aspen University. From January 2008 until May 2011, Mr. Wendolowski was the Vice President of Marketing at Atrinsic, Inc., a digital marketing agency.

Angela Siegel has been the Company’s Executive Vice President of Marketing since January 1, 2012. Ms. Siegel has responsibility for the online lead generation and the Office of Enrollment. From July 2010 until December 2011, Ms. Siegel was the Director of Compliance and Enrollment Analytics at Ward Media, Inc., or Ward, a lead generation marketing agency. From January 2010 until July 2010, Ms. Siegel was the Chief Marketing Officer at the Jack Welch Management Institute at Chancellor University. From October 2008 until January 2010, Ms. Siegel was the Director of Enrollment Marketing at Ward. From July 2004 until October 2008, Ms. Siegel was the Online Marketing Manager at Grand Canyon Education, Inc. (NASDAQ: LOPE), a regionally accredited provider of post-secondary education including online as well as traditional ground programs.

Corporate Governance

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of Aspen and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Aspen. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board and its committees meet throughout the year and act by written consent from time to time as appropriate. The Board delegates various responsibilities and authority to its Board committees. Committees regularly report on their activities and actions to the Board. The Board currently has and appoints the members of: the Audit Committee and the Compensation Committee, which we refer to as the “Committee”. The Audit Committee has a written charter approved by the Board which can be found on our corporate website at http://ir.aspen.edu/governance-documents.

The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Audit	Compensation
Michael Mathews
Michael D’Anton	✓
David Pasi	✓	✓
C. James Jensen	✓	✓	Chairman
Andrew Kaplan
Sanford Rich	✓	Chairman
John Scheibelhoffer	✓		✓
Paul Schneier	✓		✓
Rick Solomon	✓
Fiscal 2014 Meetings		4	1

Director Attendance

The Board held nine meetings in fiscal 2014. Each of the directors attended over 75% of the total number of Board meetings and committee meetings on which such director served. We do not have a policy with regard to directors’ attendance at the Annual Meeting. Aspen did not hold an Annual Meeting in fiscal 2014.

Director Independence

With the exception of Messrs. Mathews and Kaplan, our Board determined that all of the directors are independent in accordance with standards under the Nasdaq Listing Rules.

Our Board determined that as a result of being employed as an executive officer, Mr. Mathews is not independent under the Nasdaq Listing Rules. Additionally, our Board considered the AEK Consulting Agreement in determining that Mr. Kaplan was not independent. See “Related Person Transactions” below.

Our Board has also determined that Sanford Rich, C. James Jensen and David Pasi are independent under the Nasdaq Listing Rules independence standards for Audit Committee members. Also, our Board has also determined that C. James Jensen, John Scheibelhoffer and Paul Schneier are independent under the Nasdaq Listing Rules independence standards for Compensation Committee members.

Committees of the Board of Directors

Audit Committee

The Audit Committee, which currently consists of Sanford Rich, C. James Jensen and David Pasi, reviews Aspen’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Audit Committee Financial Expert

Our Board has determined that Mr. Sanford Rich is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Committee is to determine the compensation of our executive officers. The Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Committee is responsible for administering the 2012 Equity Incentive Plan, which we refer to as the “Plan.”

Compensation Committee Interlocks and Insider Participation

During fiscal 2014, Messrs. Jensen, Scheibelhoffer and Schneier served as the members of our Compensation Committee. None of our executive officers serve, or in the past has served, as a member of the Board of Directors or compensation committee of any entity that has any of its executive officers serving as a member of our Board or Compensation Committee.

Nominating Committee

We do not have a Nominating Committee. Due to the size of our Board, each director participates in the consideration of director nominees. Our Board does not have a policy, or procedures to follow, with regard to the consideration of any director candidates recommended by our shareholders. We have never received any recommendations from shareholders and for that reason have not considered adopting any policy.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix.  Our Board believes that diversity brings a variety of ideas, judgments and considerations that benefit Aspen and its shareholders.  Although there are many other factors, the Board seeks individuals with experience on public company boards or the investment community, experience on operating growing businesses, and experience with online universities.

Board Leadership Structure

We have chosen to combine the Chief Executive Officer and Board Chairman positions. We believe that this Board leadership structure is the most appropriate for Aspen. Because we are a small company, it is more efficient to have the leadership of the Board in the same hands as the Chief Executive Officer. The challenges faced by us at this stage – implementing our business and marketing plan and accelerating our growth – are most efficiently dealt with by one person who is familiar with both the operational aspects as well as the strategic aspects of our business.

Board Risk Oversight

Our risk management function is overseen by our Board. Our management keeps its Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Mr. Michael Mathews, as our Chief Executive Officer and Chairman of the Board, works closely together with the Board once material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. Presently, the primary risks affecting us are our ability to grow our business with our current cash balance, increase our enrollment and class starts and manage our expected growth consistent with regulatory oversight.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. We will provide a copy, without charge, to anyone that requests one in writing to Aspen Group, Inc. 224 West 30th Street, Suite 604, New York, New York 10001, Attention: Corporate Secretary.

Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Aspen Group, Inc., 224 West 30th Street, Suite 604, New York, New York 10001, Attention: Corporate Secretary. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5s were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during fiscal year 2014.

Related Person Transactions

Since May 1, 2012, aside from the executive officer and director compensation arrangements discussed below, the following are transactions to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets at the end of the last two fiscal years (or approximately $34,900) and in which any of our directors, executive officers or holders of more than 5% of our stock, or any immediate family member of or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Since May 2012, our directors and executive officers have purchased securities in Aspen Group’s private placement offerings of which the largest investment was a purchase of $200,000 by Mr. Mathews in March 2014. The investments were on the same terms as other investors.

On August 14, 2012, Mr. Mathews loaned Aspen Group $300,000 in exchange for a convertible demand note bearing interest at 5% per annum. The note is convertible at $0.35 per share, and the due date was extended to January 1, 2016. In March 2012, Mr. Mathews loaned Aspen $300,000 in exchange for a convertible note bearing interest at 0.19% per annum. The note is convertible at $1.00 per share, and the due date was extended to January 1, 2016.

On April 10, 2012, Higher Education Management Group, Inc., or HEMG, and its president, Patrick Spada, or Spada, Aspen Group and one other person entered into an Agreement, which we refer to as the “April Agreement,” under which HEMG sold 400,000 shares of common stock of Aspen Group for $200,000 to individuals who were not executive officers or directors of Aspen Group. In connection with the April Agreement, Aspen Group guaranteed that it would purchase 600,000 shares at $0.50 per share within 90 days of the April Agreement and agreed to use its best efforts to purchase an additional 1,400,000 shares of common stock at $0.50 per shares within 180 days from the date of the April Agreement. A group of predominately existing shareholders purchased 336,000 shares of common stock at $0.50 per share and Aspen Group purchased 264,000 shares at $0.50 per share. Aspen Group purchased the shares after the 90 day period had expired; Spada cashed the check without reserving his rights or protesting the late payment. We have been advised by counsel that this means that the April Agreement of HEMG and Spada not to sue us is binding.

No additional shares were purchased at that time because Aspen Group could not sell its own common stock at a price that high. In December 2012, Aspen Group purchased 200,000 of HEMG's shares for $0.35 per share. Provided that HEMG and Mr. Spada meet their obligations under the April Agreement, Aspen Group agreed to allow HEMG and Mr. Spada to privately sell up to 500,000 shares privately which are subject to the lock-up agreement described above provided that the purchaser agreed to be bound by the terms of the lock-up. Additionally, under the April Agreement, HEMG and Mr. Spada agreed not to commence any lawsuit, or cooperate in any lawsuit against us, except in an action, claim or lawsuit which is brought against HEMG or Mr. Spada by us in which case HEMG and Mr. Spada may assert any counterclaim or cross-claim against Aspen. Additionally, Aspen agreed to extend the due date on a $772,793 receivable due from HEMG (for purchases of software which were never paid for) to September 30, 2014.

On July 1, 2013, Mr. Mathews loaned Aspen Group $1 million and was issued a $1 million Promissory Note due December 31, 2013 (which has been extended to January 1, 2016).  The Promissory Note bears 10% interest per annum, payable monthly in arrears.

Mr. Mathews’ son is employed by Aspen Group as its marketing manager and is paid a salary of $40,000 per year.

Effective May 29, 2014, Aspen Group entered into a consulting agreement with AEK Consulting LLC, or AEK, a company controlled by Mr. Andrew Kaplan, a director, pursuant to which AEK acts as a strategic advisor providing educational, business and financial advice services to Aspen Group. In exchange for its services, AEK will be paid $120,000, provided that Aspen Group achieves certain business objectives. In addition, AEK was issued 800,000 restricted stock units, vesting quarterly over 18 months subject to Aspen Group’s achievement of certain business objectives and other conditions. As of the record date, none of the business objectives or conditions have been met.

In March 2014, Aspen Group and Michael Matte, our former Chief Financial Officer, entered into a Consulting Agreement whereby Mr. Matte will provide consulting services and be paid a total of $150,000 beginning in November 2014. As of the record date, Aspen Group had placed $60,000 in escrow related to this Agreement.

In July 2014, Aspen Group issued 1,750,000 shares of common stock to Alpha Capital Anstalt, or Alpha, a 5% shareholder, in consideration for its waiving certain price protection rights held by it and for providing legal counsel of Aspen Group with a proxy to vote Alpha’s shares in favor of Proposal 2.  Additionally, on July 29, 2014, Sophrosyne Capital, LLC, a 5% shareholder, invested $380,000 in Aspen Group’s private placement on terms identical to other investors in the offering.

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of Aspen Group’s common stock beneficially owned as of the record date by (i) those persons known by Aspen Group to be owners of more than 5% of its common stock, (ii) each director (iii) the Named Executive Officers (as disclosed in the Summary Compensation Table), and (iv) Aspen Group’s executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Aspen Group, Inc. 224 West 30th Street, Suite 604, New York, New York 10001.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Named Executive Officers:
Common Stock	Michael Mathews (2)	9,933,717	10.6%
Common Stock	Gerard Wendolowski (3)	133,333	*
Common Stock	Janet Gill (4)	1,000,000	1.1%

Directors:
Common Stock	Michael D’Anton (5)	2,819,407	3.2%
Common Stock	C. James Jensen (6)	1,335,793	1.5%
Common Stock	Andrew Kaplan (7)	0	0%
Common Stock	David Pasi (8)	943,511	1.1%
Common Stock	Sanford Rich (9)	92,917	*
Common Stock	John Scheibelhoffer (10)	2,771,313	3.1%
Common Stock	Paul Schneier (11)	2,423,817	2.7%
Common Stock	Rick Solomon (12)	2,631,580	2.9%
Common Stock	All directors and executive officers as a group (13 persons)	24,372,888	24.8%

5% Shareholders:
Common Stock	Higher Education Management Group, Inc. (13)(14)	5,177,315	5.9%
Common Stock	Sophrosyne Capital, LLC (15)	8,813,978	9.9%
Common Stock	Alpha Capital Anstalt (16)	6,098,465	6.9%
Common Stock	Alvin Fund LLC (17)	5,976,211	6.7%
Common Stock	Charlestown Jupiter Fund, LLC (18)	4,838,710	5.4%

———————

* Less than 1%.

(1)

Beneficial Ownership Note. Applicable percentages are based on 88,228,006 shares outstanding as of the record date (which does not include treasury shares). Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, Aspen Group believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days. All of the directors, officers, and Sophrosyne have agreed not to exercise their options, warrants and/or convert their notes until such time as Aspen Group increases its authorized capital. See Proposal 2.

(2)

Mathews. Mr. Mathews is our Chairman and Chief Executive Officer. Includes: (i) 1,842,106 shares underlying warrants, (ii) 1,157,143 shares issuable upon the conversion of two convertible notes, (iii) 117,943 shares pledged as collateral for a receivable and (iv) 2,438,910 vested stock options.

(3)	Wendolowski. Mr. Wendolowski is our Chief Operating Officer. Represents vested stock options.
(4)	Gill. Ms. Gill is our Chief Financial Officer. Includes 25,000 vested stock options and 325,000 shares issuable upon exercise of warrants.
(5)

D’Anton. Dr. D’Anton is a director. Includes 177,645 shares of common stock held as custodian for the benefit of Dr. D’Anton’s children. Also includes (i) 2,215,747 shares of common stock, (ii) 263,158 shares underlying warrants and (iii) 162,857 vested stock options held directly by Dr. D’Anton.

(6)	Jenson. Mr. Jenson is a director. Includes 263,158 shares underlying warrants and 100,000 vested stock options.
(7)	Kaplan. Mr. Kaplan is a director.
(8)	Pasi. Mr. Pasi is a director. Includes 263,158 shares underlying warrants and 100,000 vested stock options.
(9)	Rich. Mr. Rich is a director. Includes 66,667 vested stock options.
(10)

Scheibelhoffer. Dr. Scheibelhoffer is a director. Includes 192,408 shares of common stock held as custodian for the benefit of Dr. Scheibelhoffer’s children. Also includes (i) 2,408,155 shares of common stock, (ii) 263,158 shares underlying warrants and (iii) 100,000 vested stock options held directly by Dr. Scheibelhoffer.

(11)	Schneier. Mr. Schneier is a director. Includes 263,158 shares underlying warrants and 100,000 vested stock options.
(12)	Solomon. Mr. Solomon is a director. Includes 1,315,790 shares underlying warrants.
(13)

HEMG. HEMG, is an entity controlled by Aspen’s former Chairman, Patrick Spada. A total of 772,793 shares of Aspen Group common stock are pledged to Aspen University to secure payment of $772,793 originally due in December 2013, and now due in September 2014. The shares not pledged to Aspen University are subject to a lien.

(14)

HEMG. At inception, Aspen University issued all of its 10 million shares of authorized common stock to HEMG. In order to raise money over a five-year period, Aspen University sold shares and HEMG relinquished and returned to Aspen University’s treasury the number of shares Aspen sold. Due to some clerical errors, 120,500 shares owned by HEMG were not cancelled by Mr. Spada’s personal assistant. Due to this pattern, Aspen University does not believe that it sold shares improperly. In support of this, HEMG agreed not to sell 120,500 shares pending resolutions in connection with the April Agreement. Therefore, Aspen Group does not believe that it has any exposure to liability in these manners. Aspen Group is relying on its transfer records for information concerning HEMG’s beneficial ownership.

(15)

Sophrosyne. Approximately 1.6 million of the 2.8 million warrants held by the reporting person are subject to a blocker which prohibits the exercise of the warrants if it would cause the reporting person to exceed 9.9% beneficial ownership in Aspen’s securities. If not for the blocker, the reporting person would beneficially own in excess of 10%. Sophrosyne Capital LLC is a registered Investment Adviser and Benjamin Taylor, its managing member, has the power to vote and dispose of the securities held by various funds for which the reporting person serves as the Investment Adviser. Address is 156 East 36th Street, at 2 Sniffen Court, New York, NY 10016.

(16)

Alpha. Address is Pradafant 7, Furstentums 9490, Vaduz, Liechtenstein. Ownership is based on our transfer records. See “Related Person Transactions” above for a description of a voting proxy granted by Alpha in favor of Proposal 2.

(17)

Alvin Fund. Includes 1,612,904 shares underlying warrants. George Melas-Kyriazi, the general partner of the reporting person, has the power to vote and dispose of the securities. Address is c/p APC, 60 Madison Avenue, Suite 1215, New York, NY 10010.

(18)

Charlestown. Includes 1,612,903 shares underlying warrants. Raj Maheshwari, the managing member of the reporting person, has the power to vote and dispose of the securities. Address is 17 State Street, Suite 3811, New York, NY 10004.

Director Compensation

We do not pay cash compensation to our directors for service on our Board and our employees do not receive compensation for serving as members of our Board. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. Under the Plan, our non-employee directors receive grants of stock options as compensation for their services on our Board, as described above. Because we do not pay compensation to employee directors, Mr. Michael Mathews was not compensated for his service as a director and is omitted from the following table.

Fiscal 2014 Director Compensation

Name (a)	Option Awards ($)(d)(1)(2)	Total ($)(j)

Michael D’Anton	5,000	5,000

C. James Jensen	23,000	23,000

David Pasi	5,000	5,000

Sanford Rich	23,000	23,000

John Scheibelhoffer	5,000	5,000

Paul Schneier	5,000	5,000

Rick Solomon	0	0

———————

(1)

The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. These amounts represent awards that are paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors.

(2)

On December 20, 2013, Aspen Group granted to each of its non-employee directors 100,000 stock options exercisable at $0.17 per share. The options vest in four equal annual increments over a four year period with the first vesting date being one year from the grant date.  Additionally, in October 2013, Messrs. Rich and Jensen were each granted 150,000 stock options exercisable at $0.35 per share (re-priced to $0.19 in April 2014). These options vest in three equal increments over a three year period with the first vesting date being one year from the grant date.

As a result of being appointed after the end of our fiscal year end, the Director Compensation Table does not include Mr. Andrew Kaplan.

Aspen has granted up to 2,600,000 stock options to its Board (with 75% granted to Mr. Mathews and the remaining 25% pro rata to the remaining directors) with the final number of options being calculated on the total amount of the gross proceeds that Aspen raises in its current private placement. The stock option grant will be effective upon the final closing of the current private placement which is continuing through September 15, 2014. The options will be fully vested and exercisable for five years at $0.155 per share.

Fiscal 2014 Summary Compensation Table

The following information is related to the compensation paid, distributed or accrued by us to our Chief Executive Officer (principal executive officer) and the two other most highly compensated executive officers serving as of April 30, 2014, whose total compensation exceeded $100,000. We refer to these persons as the “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position (a)	Year (b)(1)	Salary ($)(c)	Option Awards ($)(f)(2)	Total ($)(j)

Michael Mathews (3)	Fiscal year ended	100,000	—	100,000
Chief Executive Officer	April 30, 2014
	Four months ended	33,333	—	33,333
	April 30, 2013
	Fiscal year ended	225,702	647,249	872,951
	December 31, 2012

Gerard Wendolowski (4)	Fiscal year ended	175,000	30,000	205,000
Chief Operating Officer	April 30, 2014

Janet Gill (5)	Fiscal year ended	150,000	15,000	165,000
Chief Financial Officer	April 30, 2014

———————

(1)	Year: In accordance with SEC regulations, as a result of the transition of our fiscal year end to April 30, we are including more than two years of compensation information in this table.
(2)

Option Awards: These amounts do not reflect the actual economic value realized by the Named Executive Officers. The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. All of the options granted to the Named Executive Officers are exercisable at $0.19 per share over a five-year period. For a further description of the Option Awards, see the disclosure following this Summary Compensation Table.

(3)

Mathews: Salary for 2014 and the four months ended April 30, 2013 consists of cash compensation. Salary for 2012 consists of (i) $106,250 of cash compensation, (ii) a 288,911 option grant for forgiving $101,119 of deferred cash compensation and (iii) a 166,666 option grant as consideration for reducing his base salary. The amounts of cash compensation forgiven or waived in the preceding sentence will not add up to the total in the table as a result of different valuations based on SEC rules. The amount under 2012 Option Awards is comprised of (i) a 2,900,000 option grant in September 2012 and (ii) a 300,000 option grant and a 500,000 option grant in March 2012. See below for a further description of these option grants.

(4)	Wendolowski: Salary consists of cash compensation. Option Awards is comprised of a 500,000 grant in March 2014.
(5)	Gill: Salary consists of cash compensation. Option Awards is comprised of a 25,000 grant in July 2013 and a 200,000 grant in March 2014.

Named Executive Officer Employment Agreements or Arrangements

Michael Mathews. In July 2011, Aspen entered into a four-year Employment Agreement with Michael Mathews to serve as its Chief Executive Officer. The Employment Agreement provided that Mr. Mathews was to receive a base salary of $250,000 per year. In March 2012, Mr. Mathews was granted a total of 800,000 five-year options exercisable at $1.00 per share (vesting annually over a three-year period with the first vesting date being one-year from the grant date).

On December 31, 2011, Mr. Mathews’ agreed to amend his Employment Agreement whereby he agreed to waive 50% of his salary that would have otherwise accrued. Additionally, effective January 1, 2012, Mr. Mathews agreed to defer 50% of his base salary until such time as he or our Board determined that we had sufficient cash flow to pay the previously agreed upon amount. In consideration for forgiving deferred salary, Mr. Mathews was granted 288,911 fully-vested five-year stock options, exercisable at $0.35 per share to settle deferred salaries.

As of August 31, 2012, Mr. Mathews agreed to reduce his base salary to $100,000 per year for the remainder of 2012. In consideration for reducing his salary, Mr. Mathews was granted 166,666 five-year stock options. These stock options were exercisable at $0.35 per share and have vested.

On September 4, 2012, our Board granted Mr. Mathews up to 2,900,000 five-year options exercisable at $0.35 per share (vesting annually over a four-year period with the first vesting date being one-year from the grant date).

Effective May 16, 2013, Aspen Group and Mr. Mathews entered into a three-year Employment Agreement. In accordance with the Employment Agreement, Mr. Mathews will receive a base salary of $250,000 per year; however, his base salary will be $100,000 per year until the Compensation Committee determines that Aspen Group’s cash position permits an increase to $250,000 a year. In contrast to his old Employment Agreement described above, the amended Employment Agreement does not include any guaranteed annual bonuses.  As of the record date, Mr. Mathews’ base salary continues to be $100,000 per year.

All of the stock options described under the Summary Compensation Table have been re-priced to $0.19 per share.

In addition to his base salary, Mr. Mathews is eligible to earn an annual performance bonus equal to 25%, 50% or 100% of his then base salary which we refer to as the “Target Bonus,” based upon the achievement of performance milestones established by the Compensation Committee at the beginning of each fiscal year. The earning of the Target Bonus is subject to Aspen Group having at least $2,000,000 in available cash after deducting both target bonuses for that fiscal year which we refer to as the “Cash Threshold.” If Aspen Group is unable to pay the target bonuses as a result of not meeting the Cash Threshold, Mr. Mathews shall be entitled to receive the Target Bonus in Aspen Group’s common stock if Aspen Group had positive Adjusted Earnings Before Interest Taxes Depreciation and Amortization, which we refer to as “Adjusted EBITDA Threshold,” during the applicable fiscal year. If Aspen Group is unable to pay the Target Bonus as a result of not meeting the Cash Threshold or the Adjusted EBITDA Threshold, no Target Bonus will be earned for that fiscal year. Further, if no target performance goals are established within three months of the beginning of a fiscal year, no Target Bonus can be earned for that fiscal year.  There were no target performance goals established for fiscal 2015.

Gerard Wendolowski.  Mr. Wendolowski receives $175,000 under an oral employment arrangement.

Janet Gill.  Ms. Gill receives $150,000 under an oral employment arrangement.

Termination Provisions

Under his Employment Agreement, Mr. Mathews is entitled to severance payments. All of the termination provisions are intended to comply with Section 409A of the Internal Revenue Code of 1986, or the Code, and the Regulations thereunder. In the event of death, total disability, dismissal without cause or resignation for Good Reason, he will receive six months base salary and immediate vesting of unvested equity. Immediately upon a change of control event, he will receive 18 months base salary and immediate vesting of unvested equity. Change of control is defined in their Employment Agreements as Change of Control is defined under 409A of the Code. Generally, Good Reason is defined as a material diminution in the executives’ authority, duties or responsibilities due to no fault of his own (unless he has agreed to such diminution); or (ii) any other action or inaction that constitutes a material breach by Aspen Group under the Employment Agreement; or (iii) a relocation of his principal place of employment to a location which is not pre-approved by him.

Outstanding Equity Awards as of April 30, 2014

Listed below is information with respect to unexercised options, stock that has not vested and equity incentive awards for each Named Executive Officer as of April 30, 2014:

Outstanding Equity Awards At 2014 Fiscal Year-End

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)

Michael Mathews	200,000	100,000(1)	0.19	3/15/17
	333,333	166,667(2)	0.19	3/22/17
	288,911	0	0.19	10/23/17
	166,666	0	0.19	10/23/17
	725,000	2,175,000(3)	0.19	9/4/17

Gerard Wendolowski	66,667	33,333(1)	0.19	3/15/17
	16,667	33,333(4)	0.19	12/17/17
	50,000	100,000(5)	0.19	2/28/18
	0	500,000(6)	0.19	3/1/19

Janet Gill	25,000	50,000(7)	0.19	10/23/17
	0	25,000(8)	0.19	7/3/18
	0	200,000(9)	0.19	3/1/19

———————

(1)	Vest on March 14, 2015.
(2)	Vest on March 20, 2015.
(3)	Vest in three equal increments on September 4, 2014, September 4, 2015, and September 4, 2016.
(4)	Vest in two equal increments on December 17, 2014 and 2015.
(5)	Vest in two equal increments on February 28, 2015 and 2016.
(6)	Vest in three equal increments on March 2, 2015, March 2, 2016 and March 2, 2017.
(7)	Vest in two equal increments on October 23, 2014 and 2015.
(8)	One-third vested on July 2, 2014. The remaining unvested amount vest in two equal increments on July 3, 2015 and 2016.
(9)	Vest in three equal annual increments on March 1, 2015, 2016 and 2017.

Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

•

Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

•

A portion of executive incentive compensation opportunity is tied to long-term incentive compensation that emphasizes sustained performance over time. This reduces any incentive to take risks that might increase short-term compensation at the expense of longer term company results;

•

Awards are not tied to formulas that could focus executives on specific short-term outcomes;

•

Equity awards may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of other wrongdoing by the recipient; and

•

Equity awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

PROPOSAL 2. AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK FROM 120 MILLION TO 250 MILLION SHARES

Our Board adopted a resolution to amend our Certificate of Incorporation, which we refer to as “Certificate,” to increase the number of shares of common stock that we are authorized to issue from 120,000,000 to 250,000,000 shares and has directed that the proposed amendment be submitted to our shareholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized, and the total authorized shares will be increased from 130,000,000 to 260,000,000 shares. The form of the amendment is attached as Annex A to this Proxy Statement.

The amendment will replace Section 4 of our Certificate, with the following language:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 260,000,000 shares consisting of (i) 250,000,000 shares of common stock, par value of $0.001 per share and (ii) 10,000,000 shares of preferred stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

Purpose and Effect

We may issue shares of capital stock to the extent such shares have been authorized under our Certificate. Our Certificate currently authorizes us to issue up to 120,000,000 shares of common stock and 10,000,000 shares of preferred stock. We have 200,000 shares of treasury stock which may not be voted and are not considered outstanding. In order to ensure that we would have the authorized shares to continue raising capital and grant options to existing and future employees, 29 option, note and warrant holders (including 13 executive officers and directors) have agreed not to exercise approximately 30 million of their derivative securities (including approximately 13.5 million shares underlying derivatives held by the executive officers and directors) until such time as Aspen increases its authorized common stock to 250 million shares. Although we have no agreements to issue common stock in the future, we expect that we will need additional shares of common stock to grant options to existing and future Aspen employees as well as for other corporate purposes in order to grow our business.

The additional shares of common stock to be authorized after the amendment to the Certificate would have rights identical to the currently outstanding shares, except for effects incidental to increasing the number of outstanding shares, such as the dilution of current shareholders’ ownership and voting interests when shares are issued. Under our Certificate, our shareholders do not have preemptive rights with respect to our common stock. Thus, should our Board elect to issue additional shares, existing shareholders would not have any preferential rights to purchase any shares.

In July 2014, we raised $1,631,500 from the sale of common stock and warrants. Pursuant to that offering, we agreed to pay investors in that offering a 1% cash penalty (up to 6%) for every month that our capital was not increased to 250 million beginning November 1, 2014.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Certificate is not being recommended in response to any specific effort of which our Board is aware to obtain control of Aspen, and our Board does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our Board to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

The Board recommends a vote “For” this proposal.

PROPOSAL 3. APPROVAL AND RATIFICATION OF THE 2012 EQUITY INCENTIVE PLAN

Our Board has adopted a resolution declaring it advisable and in the best interests of Aspen and its shareholders that the Plan and awards granted under the Plan be ratified and approved by shareholders. The resolution also recommends that the Plan and the awards granted under the Plan be ratified and approved by Aspen’s shareholders and directs that such proposal be submitted to Aspen’s shareholders at the Annual Meeting.

The Plan is a broad-based plan in which all employees, consultants, officers, directors and director advisors of Aspen and its subsidiaries are eligible to participate. The purpose of the Plan is to further the growth and development of Aspen by providing, through ownership of stock of Aspen and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of Aspen, to increase such persons’ interests in Aspen’s welfare, by encouraging them to continue their services to Aspen, and by enabling Aspen to attract individuals of outstanding ability to become employees, consultants, officers, directors and director advisors of Aspen.

In the following paragraphs we provide a summary of the terms of the Plan. The following summary is qualified in its entirety by the provisions of the Plan which is attached at Annex B to this Proxy Statement.

Background

In March 2012, we established the Plan. Initially, we were authorized to issue up to 2,500,000 stock rights which has been increased by our Board from time to time. As of the record date, there were 11,300,000 stock rights authorized under the Plan. As of the record date, there were approximately 553,588 stock rights available for issuance under the Plan. In July 2014, our Board approved an amendment to the Plan to increase the authorized shares to 16,300,000 immediately prior to the final closing of its private placement. Aspen has set the final closing date of the private placement as no later than September 15, 2014.

Administration

The Plan may be administered by the entire Board or by the Compensation Committee (if delegated by our Board), which we refer to as the “Administrator”.  The Board may delegate the powers to grant stock rights to the extent permitted by the laws of the Company’s state of incorporation.

Eligibility

Awards granted under the Plan may be restricted stock, restricted stock units, options and SARs which are awarded to employees, consultants, officers, directors and director advisors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to our success. In addition, incentive stock options (“ISOs”) as defined in the Internal Revenue Code of 1986 (the “Code”), may be granted to individuals who are officers or other employees and contribute to our success. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion.

Limitation on Awards

The exercise price of options or SARs granted under the Plan shall not be less than the fair market value of the underlying common stock at the time of grant. In the case of ISOs, the exercise price may not be less than 110% of the fair market value in the case of 10% shareholders. ISOs shall expire no later than five years after the date of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

The Administrator may grant either non-qualified stock options or ISOs. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the on the trading date before the option is granted.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

Restricted Stock Awards

A restricted stock aware gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Unit

A restricted stock unit gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the restricted stock unit may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Term, Termination and Amendment

The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate in March 2022. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan. Provided, however, no amendment shall be affected unless approved by our shareholders to the extent that shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market upon which our common stock trades.

The Board at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee.

The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested stock rights are immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of Aspen including termination as a result of fraud, dishonesty or violation of Aspen policy.

Adjustments upon Changes in Capitalization

The number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the Plan as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, Aspen will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Incentive Stock Options

The recipient does not recognize any taxable income as a result of the grant or exercise of an ISO qualifying under Section 422 of the Code. However, the exercise of an ISO may increase the recipient’s alternative minimum tax liability.

If a recipient holds stock acquired through the exercise of an ISO for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised, any gain or loss on a disposition of those shares, or a qualifying disposition, will be a long-term capital gain or loss. Upon such a qualifying disposition, Aspen will not be entitled to any income tax deduction.

Generally, if the recipient disposes of the stock before the expiration of either of those holding periods, or a disqualifying disposition, then at the time of such disqualifying disposition the recipient will recognize ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the recipient’s actual gain, if any, on the purchase and sale. Any additional gain recognized by the recipient upon the disposition will be long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year.

To the extent the recipient recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Non-Qualified Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year.

Upon the exercise of a non-qualified stock option, Aspen will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, Aspen will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Transfer

Except for ISOs, all stock rights are transferable subject to compliance with the securities laws and the Plan. ISOs are only transferable by will or by the laws of descent and distribution.

Equity Compensation Plan Information

The following chart reflects the number of securities granted and the weighted average exercise price for our compensation plans as of April 30, 2014.

Name Of Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	0	0	0

Equity compensation plans not approved by security holders
2012 Equity Incentive Plan (1)	10,746,412	0.23	553,588

Total	10,746,412	0.23	553,588

———————

(1)	Represents options issued under the Plan. No other stock rights have been issued under the Plan. Includes 7,618,434 options granted to directors and executive officers.

New Plan Benefits

Because future grants of awards under the Plan are subject to the discretion of the Board and the Committee, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving shareholder approval of the grant.

The Board recommends a vote “For” this proposal.

PROPOSAL 4. SHAREHOLDER ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act and recent legislation, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is nonbinding, our Board of Directors and the Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers in fiscal year 2014. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Aspen’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Board recommends a vote “For” this proposal.

PROPOSAL 5. SHAREHOLDER VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory vote on executive compensation described in Proposal 4, pursuant to Section 14A of the Exchange Act (as required by Dodd-Frank), we are asking our shareholders to vote, on a non-binding, advisory basis, on the frequency of future votes to approve the compensation of our Named Executive Officers. This non-binding “frequency” vote is required to be submitted to our shareholders at least once every six years. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our Named Executive Officers every one, two or three years, or abstain.

The Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every third year. Our executive compensation program is designed to create long-term value for our shareholders, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers is nonbinding, the Board the Committee will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our Named executive officers.

The Board recommends that the shareholders vote to conduct future advisory votes to approve the compensation of our Named Executive Officers every three years.

PROPOSAL 6. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015

Our Board has appointed Salberg & Company, PA, or Salberg, to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2015. Salberg has been Aspen’s independent registered public accounting firm since 2012. Selection of Aspen’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of Aspen for ratification. However, Aspen is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Aspen and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of Salberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “For” this proposal.

The Audit Committee, which currently consists of Sanford Rich, Chairman, C. James Jensen and David Pasi, reviews Aspen’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and Salberg. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and Salberg. The Audit Committee reviewed with Salberg its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

Audit Committee Report

The Audit Committee has:

•

reviewed and discussed the audited financial statements with management;

•

met privately with the independent registered public accounting firm and discussed matters required by Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board, which we refer to as the “PCAOB”;

•

received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with Aspen; and

•

in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2014 filed with the SEC.

This report is submitted by the Audit Committee.

Sanford Rich, Chairman

C. James Jensen

David Pasi

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Aspen files with the SEC.

It is not the duty of the Audit Committee to determine that Aspen’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Aspen’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Aspen independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

Principal Accountant Fees and Services

All of the services provided and fees charged by Salberg, were approved by our Audit Committee. The following table shows the fees paid to Salberg, our principal accountant for the fiscal year ended April 30, 2014 and for the four months ended April 30, 2013.

	Year Ended April 30, 2014 ($)	Four Months Ended April 30, 2013 ($)
Audit Fees (1)	82,500	52,500
Audit Related Fees (2)	7,000	2,500
Tax Fees	0	0
All Other Fees	0	0
Total	89,500	55,000

———————

(1)	Audit fees – these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.
(2)	Audit related fees – these fees relate primarily to the auditors’ review of our registration statements and audit related consulting.

OTHER MATTERS

Aspen has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before Annual the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Aspen will cancel your previously submitted proxy.

Annex A

PROPOSED AMENDMENT TO ARTICLE FOURTH OF

CERTIFICATE OF INCORPORATION

The text of the proposed amendment to Article Fourth of the Certificate of Incorporation, marked to show changes to the current Article Fourth, is set forth as follows:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 260,000,000 ~~130,000,000~~ shares consisting of (i) 250,000,000 ~~120,000,000~~ shares of common stock, par value of $0.001 per share and (ii) 10,000,000 shares of preferred stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

A-1

Annex B

ASPEN GROUP, INC.

2012 EQUITY INCENTIVE PLAN, As Amended

1.

Scope of Plan; Definitions.

(a)

This 2012 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Aspen Group, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

(b)

For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the board of directors of the Company.

“Bulletin Board” shall mean the Over-the-Counter Bulletin Board.

“Chairman” means the chairman of the Board.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.  All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” shall have the meaning given to it in Section 1(a).

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1)

the closing price on the principal market if the Common Stock is listed on a national securities exchange or the Bulletin Board.

(2)

if the Company’s shares are not listed on a national securities exchange or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as published by Pink Sheets LLC;

(3)

if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4)

if there is no regularly established trading market for the Company’s Common Stock or if the Company’s Common Stock is listed, quoted or reported under clauses (1) or (2) but it trades sporadically rather than every day, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Non-Discretionary Options” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

“Trading Day” shall mean a day on which the New York Stock Exchange is open for business.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

2.

Administration of the Plan.

(a)

The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b)

The Compensation Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c)

Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

(d)

In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

(e)

The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the Company’s state of incorporation.

3.

Eligible Employees and Others.

ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

4.

Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 11,300,000, less any Stock Rights previously granted or exercised subject to adjustment as provided in Section 14. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

5.

Granting of Stock Rights.

(a)

The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b)

The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c)

A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d)

An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e)

Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

(f)

The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6.

Sale of Shares. The shares underlying Stock Rights granted to any Officers, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7.

ISO Minimum Option Price and Other Limitations.

(a)

The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b)

In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8.

Duration of Stock Rights. Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

9.

Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a)

The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b)

Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c)

Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)

The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10.

Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee or by a written agreement, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his Options shall vest or become exercisable, and his Options shall terminate as provided for in the grant or on the day 12  months after the day of the termination of his employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11.

Death; Disability. Unless otherwise determined by the Board or Compensation Committee or by a written agreement:

(a)

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of: (i) the Options’ or SARs’ specified expiration date or (ii) one year (except three months for an ISO) from the date of death.

(b)

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his duties, by reason of his Disability, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of termination due to Disability until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination.

12.

Assignment, Transfer or Sale.

(a)

No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

(b)

Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13.

Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14.

Adjustments Upon Certain Events.

(a)

Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(b)

In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c)

In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(d)

Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

(e)

No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15.

Means of Exercising Stock Rights.

(a)

An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii)  above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or  (iii)  of the preceding sentence, such discretion need not  be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b)

Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16.

Term, Termination and Amendment.

(a)

This Plan was adopted by the Board.  This Plan may be approved by the Company’s shareholders, which approval is required for ISOs.

(b)

The Board may terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on March __, 2022 [or 10 years from the date the Board adopts the Plan].  No Stock Rights may be granted under the Plan once the Plan is terminated.  Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c)

The Board at any time, and from time to time, may amend the Plan.  Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

(d)

The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17.

Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18.

Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19.

Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20.

Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

21.

Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22.

Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23.

Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Company’s state of incorporation. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24.

(a)

Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1)

Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

(2)

Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3)

Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4)

Competing with the Company;

(5)

Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

(6)

Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(7)

Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8)

A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

(b)

Forfeiture of Stock Rights Granted to Directors. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to directors shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1)

Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(2)

Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(3)

Competing with the Company;

(4)

Recruitment of Company personnel after ceasing to be a director;

or

(5)

A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

The Company may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights Agreement.

(c)

Profits on the Sale of Certain Shares; Redemption. If any of the events specified in Section 24(a) or (b) of the Plan occur within one year from the date the grantee last performed services for the Company in the capacity for which the Stock Rights were granted (the “Termination Date”) (or such longer period required by any written agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of common stock underlying the Stock Rights, during the two-year period commencing one year prior to the Termination Date shall be forfeited and immediately paid by the grantee to the Company.  Further, in such event, the Company may at its option redeem shares of common stock acquired upon exercise of the Stock Right by payment of the exercise price to the grantee.  To the extent that another written agreement with the Company extends the events in Section 24(a) or (b) beyond one year following the Termination Date, the two-year period shall be extended by an equal number of days.  The Company’s rights under this Section 24(c) do not lapse one year form the Termination Date but are contract rights subject to any appropriate statutory limitation period.

ASPEN GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 29, 2014 AT 4:00PM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
PHONE:	Call 1 (800) 690-6903
INTERNET:	https://www.proxyvote.com

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MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints Michael Mathews and C. James Jensen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of ASPEN GROUP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 4:00 p.m., New York time on September 29, 2014, at the Hotel Pennsylvania, 401 Seventh Avenue (at 33rd Street), Penntop North Room, 18th Floor, New York, New York 10001, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations.  If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

The Board of Directors recommends you vote FOR the following Nominees:

1.

To elect members to Aspen Group’s Board of Directors.

Michael Mathews	FOR ☐	WITHHELD ☐	Sanford Rich	FOR ☐	WITHHELD ☐
Michael D’Anton	FOR ☐	WITHHELD ☐	John Scheibelhoffer	FOR ☐	WITHHELD ☐
David Pasi	FOR ☐	WITHHELD ☐	Paul Schneier	FOR ☐	WITHHELD ☐
C. James Jensen	FOR ☐	WITHHELD ☐	Rick Solomon	FOR ☐	WITHHELD ☐
Andrew Kaplan	FOR ☐	WITHHELD ☐

The Board of Directors recommends you vote FOR the following Proposals and 3 Years for Proposal 5:

2. To approve the amendment to Aspen Group’s Certificate of Incorporation to increase the authorized shares of common stock to 250,000,000 shares.	FOR ☐ AGAINST ☐ ABSTAIN ☐
3. To approve and ratify the 2012 Equity Incentive Plan.	FOR ☐ AGAINST ☐ ABSTAIN ☐
4. To approve Aspen Group’s named executive officer compensation.	FOR ☐ AGAINST ☐ ABSTAIN ☐
5. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Aspen Group’s named executive officer compensation, should be held every one, two or three years.	1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐
6. To ratify the appointment of Aspen Group’s independent registered public accounting firm for fiscal 2015.	FOR ☐ AGAINST ☐ ABSTAIN ☐

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